MUNICIPAL INCOME FUND

AMERICAN STOCK EXCHANGE SYMBOL: BBM

11 HANOVER SQUARE
NEW YORK, NY 10005
1-888-847-4200

ANNUAL REPORT
DECEMBER 31, 1997
-------------------------------------------------------------------

                                                              February 12, 1998

Fellow Shareholders:

        We are pleased to report that the Fund's total return, based on the change in market price of the shares, which have been hitting new highs on the American Stock Exchange in 1998, and dividends was +9.73% for the 12 months ended December 31, 1997. On a net asset value basis, the gain was +8.17%. The Fund's current net asset value per share is $16.91. With a recent closing market price on the Exchange of $16.375 per share, we believe this represents an opportunity to purchase shares at an attractive discount from their underlying value.

               Dividend Distribution Increase Reflects New Policy

        We are also pleased to report that beginning with the fourth quarter of 1997 the Fund's quarterly dividend distribution was increased to $.25 per share from $.21 and $.19 previously as a result of the Fund's Board of Directors recently adopting a managed 6% distribution policy. The policy is intended to provide shareholders with a stable cash flow and eliminate or reduce the amount by which net asset value per share exceeds the market price. Quarterly distributions of 1.5% of the Fund's net asset value per share (6% on an annual basis) will be paid primarily from ordinary income and any capital gains with the balance coming from return of capital. We believe shares of the Fund are a sound value for safety conscious income oriented investors.

                               Review and Outlook

        We continue to anticipate attractive returns in the tax exempt bond market in 1998. Issuance of new long term municipals in 1997 reached $220 billion, the highest since 1993. This was at least partly due to the low levels of interest rates, reflecting in large measure a decline in the Federal deficit from $107 billion in 1996 to $22 billion in 1997. Our anticipation of somewhat lower rates in 1998 should again contribute to an ample supply of new municipal debt. We also note the large volume of municipals that will begin to mature in 1998, which will promote reinvestment purchases.

        While we have some concern that specific regions of the country may be more sensitive to slowdowns associated with developments in Asia, we are more impressed by the general increases in revenues most municipalities are experiencing. Our outlook for the municipal market is positive.

                        An Easy Way to Grow Your Account

        The Fund's Dividend Reinvestment Plan provides an attractive opportunity to add to your holdings, particularly since the Fund's quarterly dividends are reinvested without charge at the net asset value per share or market price, whichever is lower.

        At the Annual Stockholders Meeting held November 20, 1997, the Fund's slate of directors was elected and the selection of Tait, Weller & Baker as the Fund's independent accountants was ratified. We appreciate your support and look forward to continuing to serve your investment needs.


                                                     Sincerely,


                    Thomas B. Winmill            Steven A. Landis
                    President                  Senior Vice President
                                                 Portfolio Manager

                     BULL & BEAR MUNICIPAL INCOME FUND, INC.
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1997

                                                         STANDARD
PRINCIPAL                                                & POOR'S     MARKET
AMOUNT                                                   RATING       VALUE
--------                                                 --------    ----------
               Municipal Bonds (100.0%)
               Alabama (2.0%)
$250,000       Alabama Special Care Facilities Revenue
               Bonds, 5%, due 11/1/25...............       AA+        $238,432

               Alaska (4.1%)
 450,000       Alaska Energy Authority Power Revenue
               Bonds, 7.25%, due 7/1/21...........        AAA          489,465

               Arizona (4.9%)
 500,000       Phoenix General Obligation Bonds,
               Series A, 6.25%, due 7/1/16.............    AA+         583,510

               Georgia (4.4%............
 400,000       Georgia State Municipal Electric
               Authority Power Revenue
               Bonds, 8.25%, due 1/1/11...............      A          522,728

               Hawaii (8.6%)
 500,000       Hawaii County General Obligation Bonds,
               Series A, 5.60%, due 5/1/13...........      AAA         541,895
 400,000       Honolulu City & County General Obligation
               Bonds, Series A, 8.75%, due 1/1/03.....      AA         479,980
               ..................................                    1,021,875

               Illinois (10.2%)
 500,000       Chicago, Illinois General Obligation
               Bonds, Series A, 5.125%, due 1/1/25...      AAA         493,165
 350,000       Chicago, Illinois Sales Tax Revenue
               Bonds, 5.375%, due 1/1/27                   AAA         352,929
 250,000       Illinois Health Facilities Revenue Bonds,
               Series A, 5%, due 7/1/24                    AAA         240,420
 125,000       Illinois Health Facilities Revenue Bonds,
               5.25%, due 8/1/17                           AAA         124,994
               ..................................                    1,211,508
               Louisiana (2.9%)
 400,000       Louisiana Public Facility Authority Revenue
               Bonds, Series A2, 6.50%, due 3/1/02...      AAA*        344,230

               Massachusetts (9.2%)
 500,000       Massachusetts Municipal Wholesale Electric
               Power Supply System
               Revenue Bonds, 5%, due 7/1/17...........    AAA         490,235
 500,000       Massachusetts State General Obligation
               Bonds, 5%, due 8/1/17                        AA-        493,220
 110,000       Massachusetts State Water Resource
               Revenue Bonds, 5%, due 12/1/25........      AAA         107,566
               ..................................                    1,091,021

                                                        STANDARD
PRINCIPAL                                               & POOR'S      MARKET
AMOUNT                                                  RATING        VALUE
---------                                               --------    -----------

             Mississippi (4.4%)
$500,000     Mississippi State General Obligation
             Bonds, 5.10%, due 11/15/11..............      AA        $520,965

             Nevada (4.5%)
 500,000     Nevada Housing Division Single Family
             Revenue Bonds, 6.35%, due 10/1/12.......     AAA         532,305

             New Mexico (4.5%)
 500,000     Las Cruces Revenue Bonds, 5.45%,
             due 12/1/08.........................         AAA         533,965

             New York (11.6%).............
 250,000     New York General Obligation Bonds,
             Series H, 6.0%, due 8/1/13...........        BBB+        266,655
 40,000      City of New York General Obligation
             Bonds, Series D, 7.50%, due 2/1/16.....      BBB+         44,881
 500,000     New York State Dormitory Authority State
             University Revenue Bonds, Series C, 7.375%,
             due 5/15/10.............................      A-         613,760
 400,000     New York State Energy Research &
             Development Authority
             Revenue Bonds, 7.125%, due 12/1/29.........   A+         459,164
             ...................................                    1,384,460
             North Carolina (3.4%)
 400,000     Martin County Industrial Facility Revenue
             Bonds, 5.65%, due 12/1/23...............      A          406,196

             Oklahoma (4.5%)
 500,000     McAlester Public Works Authority Revenue
             Bonds, 5.50%, due 12/1/09..............      AAA         537,625

             Pennsylvania (2.4%)
 250,000     Philadelphia Water & Waste Revenue Bonds,
             6.25%, due 8/1/11                            AAA         287,345

             Texas (13.3%)
 500,000     Austin Independent School District General
             Obligation Bonds, 5.75%, due 8/1/16.......   AAA         528,390
 500,000     Dallas-Fort Worth International Airport
             Revenue Bonds, 7.25%, due 11/1/30......      BBB-        559,960
 500,000     Woodlands Metro Center Municipal Utility
             General Obligation
             Bonds, 5%, due 10/1/21................       AAA         494,275
                                                                    1,582,625
             Wisconsin (5.1%)
 500,000     Wisconsin Clean Water Revenue Bonds,
             Series 1, 6.875%, due 6/1/11............     AA+         607,571

       Total Investments (cost: $11,061,451) (100.0%)         $11,895,826

*  Moody's rating.
              See   accompanying   notes  to  financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
   Investments at market value (cost: $11,061,451) (note 1).....    $11,895,826
   Interest receivable..............................................    199,875
   Cash...............................................................   60,646
   Other assets ........................................................  2,958
                 Total assets......................................  12,159,305

LIABILITIES:
        Accrued expenses...........................................      13,575
        Accrued management fees....................................       6,165
        Other liabilities..................................                 144
             Total liabilities...............................            19,884

NET ASSETS: (applicable to 725,208
      outstanding shares: 1,000,000,000 shares of
      $.01 par value authorized)............................        $12,139,421

NET ASSET VALUE PER SHARE ($12,139,421/ 725,208
                           shares outstanding).....................      $16.74

At December 31, 1997, net assets consisted of:
        Paid-in capital.........................................    $11,670,979
        Net unrealized appreciationon investments..................     834,375
        Accumulated net realized loss
             on investments........................................    (365,933)
                                                                    $12,139,421

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
INVESTMENT INCOME:
        Interest................................................       $611,573

EXPENSES:
        Investment management (note 3).............................      70,340
        Professional (note 3)......................................      60,848
        Custodian..................................................      24,397
        Transfer agent.............................................      22,063
        Directors..................................................      11,532
        Printing......................................................... 5,829
        Registration (note 3).......................................      1,830
        Interest (note 5)...........................................      1,233
        Other    .....................................................      713
        Total expenses............................................      198,785
             Fee reductions (note 4)..............................       (1,611)
             Net expenses.........................................      197,174
             Net investment income................................      414,399

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain on investments................................146,070
        Unrealized appreciation of investments
             during the period..........................................367,776
             Net realized and unrealized gain on
             investments................................................513,846
             Net increase in net assets resulting
             from operations...................................        $928,245

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,


OPERATIONS:                                      1997               1996
   Net investment income                   $     414,399          $  582,934
   Net realized gain on investments              146,070              22,276
     Unrealized appreciation (depreciation)
     of investments during the period            367,776            (523,058)
   Net increase in net assets resulting
   from operations                               928,245              82,152
   Subtraction from paid-in capital (note 6)     (35,093)            (70,200)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
($.58 and $.70 per share, respectively)         (414,399)           (596,590)
Distributions in excess of net investment
income ($.26 per share)                         (182,289)                _
CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net assets resulting
   from capital share transactions (a) (note 6)  351,667          (4,144,103)
Total increase (decrease) in net assets          648,131          (4,728,741)

NET ASSETS:
      Beginning of period                        11,491,290        16,220,031
      End of period                             $12,139,421       $11,491,290



(a)Transactions in capital shares were as follows:


                                      1997                      1996
                               SHARES      VALUE         SHARES        VALUE
Shares sold                      --          --          59,832    $    980,999
Shares issued in reinvestment
of distributions              24,789      $351,667       26,039         418,484
Shares redeemed                  --          --        (337,526)     (5,543,586)
  Net increase (decrease)     24,789      $351,667     (251,655)    $(4,144,103)

                          Notes to Financial Statements

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange, Inc. The investment objective of the Fund is to provide investors with the maximum level of income exempt from Federal income tax that is consistent with the preservation of capital, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, municipal securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the mean between the most recently quoted bid and asked prices. Money market securities which have remaining maturities of more than 60 days and for which market quotations are readily available are valued at the most recent bid price or yield equivalent. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1997, the Fund had an unused capital loss carryforward of approximately $366,000 which expires in 2002. Based on Federal income tax cost of $11,061,451, gross unrealized appreciation was $834,375 at December 31, 1997.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at the annual rate of 6/10 of 1% on the first $500 million and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former Distributor. The Fund reimbursed the Investment Manager $4,988 for providing certain administrative and accounting services at cost for the year ended December 31, 1997. The Annual Meeting of Shareholders ("Annual Meeting") of the Fund was held on November

20, 1997 pursuant to notice given to all shareholders of record at the close of business on October 1, 1997. At the Annual Meeting, shareholders were asked to elect directors to serve for a specified term and to ratify the selection by the Board of Directors of the Fund's independent auditors. Shareholders elected Russell E. Burke, III, David R. Stack, Mark C. Winmill, Thomas B. Winmill and Bassett S. Winmill Directors of the Fund with 478,696, 478,696, 475,473, 475,473, and 477,881 shares, respectively, voting in favor of election, and 24,890, 24,890, 28,113, 28,113 and 25,705 shares, respectively, voting to abstain. Additionally, shareholders ratified the selection of Tait, Weller & Baker as the Fund's independent auditors with 471,248 shares voting in favor of ratification, 4,405 shares voting against ratification and 27,933 shares voting to abstain.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $4,892,143 and $5,174,699, respectively, for the year ended December 31, 1997. The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the year ended December 31, 1997, the Fund's custodian fees were reduced by $1,611 under such arrangements.

(5) The Fund has a committed bank line of credit. At December 31, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the year ended December 31, 1997, the weighted average interest rate was 7.04% based on the balances outstanding during the period and the weighted average amount outstanding was $13,535.

(6) Effective November 8, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $105,300 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.


                                                                YEARS ENDED DECEMBER 31,

                                                                 1997           1996           1995          1994          1993
                                                                 ----           ----           ----          ----          ----
PER SHARE DATA*
Net asset value at beginning of period                          $16.41         $17.04         $15.25        $17.63        $17.06
Income from investment operations:
      Net investment income                                        .58            .69            .70           .68           .75
      Net realized and unrealized gain (loss) on investments       .59           (.62)          1.78         (2.38)         1.02
         Total from investment operations                         1.17            .07           2.48         (1.70)         1.77
Less distributions:
      Distributions from net investment income                    (.58)          (.70)          (.69)         (.68)         (.75)
      Distributions in excess of net investment income            (.26)            --             --            --            --
      Distributions from net realized gains on investments         --              --             --            --          (.45)
Total distributions                                               (.84)          (.70)          (.69)         (.68)        (1.20)
Net asset value at end of period                                $16.74         $16.41         $17.04        $15.25        $17.63
Per share market value at end of period                         $14.88         $14.38

TOTAL RETURN ON NET ASSET VALUE BASIS                             8.17%           .61%         16.58%        (9.76)%       10.59%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                     $12,139        $11,491        $16,220       $15,921       $21,345
Ratio of expenses to average net assets (a) (c)                   1.70%          1.68%          1.78%         1.60%         1.61%
Ratio of net investment income to average net assets (b)          3.53%          4.14%          4.31%         4.23%         4.25%
Portfolio turnover rate                                            43%            78%           172%          275%           74%


* PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS HAVE BEEN COMPUTED USING THE AVERAGE NUMBER OF SHARES OUTSTANDING. THESE COMPUTATIONS HAD NO EFFECT ON NET ASSET VALUE PER SHARE.
(A) RATIO PRIOR TO REIMBURSEMENT BY THE INVESTMENT MANAGER WAS 1.94%, 1.95%, 1.71%, AND 1.62% FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, 1994, AND 1993, RESPECTIVELY.
(B) RATIO PRIOR TO REIMBURSEMENT BY THE INVESTMENT MANAGER WAS 3.88%, 4.14%, 4.12%, AND 4.24% FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, 1994, AND 1993, RESPECTIVELY.

(C) RATIO AFTER THE REDUCTION OF CUSTODIAN FEES UNDER A CUSTODIAN AGREEMENT WAS 1.68% AND 1.62% FOR 1997 AND 1995, RESPECTIVELY. PRIOR TO 1995, SUCH REDUCTIONS WERE REFLECTED IN THE EXPENSE RATIOS. THERE WERE NO CUSTODIAN FEE CREDITS FOR 1996.